Exhibit 10.20
                                 -------------


Citizens

          Bank' Investments' Trust. Insurance www.citizensnational.net

CHANGE IN TERMS AGREEMENT


References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower:

REMOTEMDX, INC.
150 W CIVIC CENTER DRIVE SUITE 400 SANDY,UT 84070

lender:

Citizens National Bank Main Office
127 S Side Square P.O. Box 1279 Macomb,IL 61455

Principal Amount: $4,000,000.00    Initial Rate: 8.250%
Date of Agreement:August 7, 2006

DESCRIPTION OF EXISTING INDEBTEDNESS. ORIGINAL REVOLVING LINE OF CREDIT DATED 6/26/06 IN THE AMOUNT OF $2,000,000,

MONTHLY INTEREST ONLY PAYMENTS, WALL STREET JOURNAL NATIONAL PRIME INTEREST RATE FLOATING DAILY, MATURING 6/30/07.

DESCRIPTION OF COLLATERAL. Borrower acknowledges this Change in Terms Agreement is secured by the following collateral described in the security instruments listed within the Promissory Note: (AI inventory, chattel paper, accounts, equipment and general intangibles described in Commercial Security Agreements dated June 26, 2006. (BI deposit accounts described in an Assignment of Deposit Account dated June 26, 2006.
DESCRIPTION OF CHANGE IN TERMS. INCREASE EXISTING CREDIT LINE TO $4,000,000, ADDITIONAL COLLATERAL OF $1,000,000 LETTER OF CREDIT NO. 306S237082 - UNION BANK OF CALIFORNIA, NA DATED AUGUST 8, 2006, AND $1,000,000 LETTER OF CREDIT NO. 77-411896-4 --FIRST REPUBLIC BANK, DATED AUGUST 9, 2006. ALL OTHER TERMS REMAIN THE SAME.

PROMISE TO PAY. REMOTEMDX, INC. ("Borrower") promises to pay to Citizens National Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Four Million & 00/100 Dollars ($4,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.
PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on June 30, 2007. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning September 1, 2006, with all subsequent interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; and then to principal. Interest on this loan is computed on a 365/365 simple interest basis; that is, by applying the ratio of the annual interest rate over the number of days in a year, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.
VARIABLE INTEREST RATE. The interest rate on this loan is subject to change from time to time based on changes in an independent index which is the Prime Rate as published in The Wall Street Journal (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 8.250% per annum. The interest rate to be applied to the unpaid principal balance during this loan will be at a rate equal to the Index, resulting in an initial rate of 8.250% per annum. NOTICE: Under no circumstances will the interest rate on this loan be more than the maximum rate allowed by applicable law.
PREPAYMENT; MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Agreement, Borrower understands that Lender is entitled to a minimum interest charge of $100.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Agreement, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Citizens National Bank,Main Office, 127 S Side Square, P.O. Box 1279, Macomb, IL 61455. LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment or $25.00, whichever is less.
INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the interest rate on this loan shall be increased to 15.000% per annum. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.
DEFAULT.  Each of the following shall  constitute an Event of Default under this
Agreement:
Payment Default. Borrower fails to make any payment when due under the Indebtedness.
Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower. False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter. Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.
Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help,

Loan No: 400949881

Page 2

repossession  or  any  other  method,  by any  creditor  of  Borrower  or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute. Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the Indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Insecurity. Lender in good faith believes itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Agreement and all accrued unpaid interest immediately due, and then Borrower will pay that amount.
ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Agreement if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.
JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Illinois without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of Illinois.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of McDonough County, State of Illinois.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the debt against any and all such accounts. C OllATERAL. Collateral securing other loans with Lender may also secure this loan. To the extent collateral previously has been given to Lender by any person which may secure this Indebtedness, whether directly or indirectly, it is specifically agreed that, to the extent prohibited by law, all such collateral consisting of household goods will not secure this Indebtedness. In addition, if any collateral requires the giving of a right of rescission under Truth in Lending for this Indebtedness, such collateral also will not secure this Indebtedness unless and until all required notices of that right have been given.

LINE OF CREDIT. This Agreement evidences a revolving line of credit. Advances under this Agreement may be requested only in writing by Borrower or as provided in this paragraph. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following persons currently are authorized, except as provided in this paragraph, to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender's address shown above, written notice of revocation of their authority: DAVID DERRICK, Chief Executive Officer of REMOTEMDX, INC.; CHAD OLSEN, Controller of REMOTEMDX, INC.; MICHAEL ACTON, Chief Financial Officer of REMOTEMDX, INC.; and JAMES DALTON, President of
REMOTEMDX, INC. Draws to be taken on approved invoices presented to Citizens National Bank from the following companies: CP Baker Securities, Inc, RemoteMDx, Inc., Dynamic Source Manufacturing and Advanta Design Group, Inc. lender may advance funds under this note to (i) pay itself interest, (ii) make deposits into the Account (as defined below) if it contains less than the required compensating balance, and (iii) to pay itself fees and other amounts that may be owed to it. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Agreement at any time may be evidenced by endorsements on this Agreement or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Agreement if: (A) Borrower or any guarantor is in default under the terms of this Agreement or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Agreement; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Agreement or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Agreement for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(sJ. including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.
lETTER OF CREDIT. In addition to the other collateral for this Note, Borrower acknowledges and agrees that this Note is secured by a letter of Credit issued to lender on its behalf by United States Trust Company, N.A. dated June 26, 2006. The Change in Terms Agreement is additionally secured by a letter of Credit issued to lender on its behalf by Union Bank of California, N.A. dated August 8, 2006, and Letter of Credit issued to lender on its behalf by First Republic Bank dated August 9, 2006. Lender shall return the letter(s) of credit securing the loan after the applicable preference period following the occurence of both of the following (i) payment in full of all amounts payable to Lender under the Note and related documents and (ii) Borrower's acknowledgment that Lender has no further obligation to loan amounts to Borrower pursuant to such documents.

loan No: 400949881

                      CHANGE IN TERMS AGREEMENT {Continued}

Page 3

ADDITIONAL REQUIREMENTS. lender will require borrower to open their operating deposit account and research and development account at lenders institution. lender will require quarterly profit and loss statements, business balance sheet and annual tax returns from borrower. lender will require an amount equal to 5% of the line of credit as compensating balance in the operating account. lock
Box: lender will provide a PO Box specifically for borrower lock box purposes. lender will provide daily emails including scanned images of all checks being deposited. In addition to and not in limitation of other rights of lender to payment, twenty-five (25) percent of all deposits received into the Account (as defined in the Assignment of Deposit Account described above) will be applied to the operating line of credit and seventy-five (75) percent will remain in the borrowers operating deposit account.

SUCCESSORS AND ASSIGNS. Subject to any limitations stated in this Agreement on transfer of Borrower's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Borrower, lender, without notice to Borrower, may deal with Borrower's successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Borrower from the obligations of this Agreement or liability under the Indebtedness.

MISCELLANEOUS PROVISIONS. If any part of this Agreement cannot be enforced, this fact will not affect the rest of the Agreement. lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that lender may renew or extend
(repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect lender's security interest in the collateral; and take any other action deemed necessary by lender without the consent of or notice to anyone. All such parties also agree that lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Agreement are joint and several.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD All THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

REMOTEMDX, INC.

Executive

Officer

01

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

Citizens

          Bank' Investments 'Trust. Insurance www.citizensnational.net

CHANGE IN TERMS AGREEMENT


References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***,, has been omitted due to text length limitations.

Borrower:

REMOTEMDX, INC.
150 W CIVIC CENTER DRIVE SUITE 400 SANDY,UT 84070

Lender:

Citizens National Bank Main Office
127 S Side Square P.O. Box 1279 Macomb,IL 61455

Principal Amount: $4,000,000.00                       Initial Rate: 8.250%
Date of Agreement: August 7, 2006

DESCRIPTION OF EXISTING INDEBTEDNESS. ORIGINAL REVOLVING LINE OF CREDIT DATED 6/26/06 IN THE AMOUNT OF $2,000,000, MONTHLY INTEREST ONLY PAYMENTS, WALL STREET JOURNAL NATIONAL PRIME INTEREST RATE FLOATING DAILY, MATURING 6/30/07.

DESCRIPTION OF COLLATERAL. Borrower acknowledges this Change in Terms Agreement is secured by the following collateral described in the security instruments listed within the Promissory Note: (A) inventory, chattel paper, accounts, equipment and general intangibles described in Commercial Security Agreements dated June 26, 2006. (B) deposit accounts described in an Assignment of Deposit Account dated June 26, 2006.

DESCRIPTION OF CHANGE IN TERMS. INCREASE EXISTING CREDIT LINE TO $4,000,000, ADDITIONAL COLLATERAL OF $1,000,000 LETTER OF CREDIT NO. 306S237082 - UNION BANK OF CALIFORNIA, NA DATED AUGUST 8, 2006, AND $1,000,000 LETTER OF CREDIT NO. 77-411896-4 --FIRST REPUBLIC BANK, DATED AUGUST 9, 2006. ALL OTHER TERMS REMAIN THE SAME.

PROMISE TO PAY. REMOTEMDX, INC. ("Borrower") promises to pay to Citizens National Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Four Million & 00/100 Dollars ($4,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.
PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on June 30, 2007. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning September 1, 2006, with all subsequent interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; and then to principal. Interest on this loan is computed on a 365/365 simple interest basis; that is, by applying the ratio of the annual interest rate over the number of days in a year, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.
VARIABLE INTEREST RATE. The interest rate on this loan is subject to change from time to time based on changes in an independent index which is the Prime Rate as published in The Wall Street Journal (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 8.250% per annum. The interest rate to be applied to the unpaid principal balance during this loan will be at a rate equal to the Index, resulting in an initial rate of 8.250% per annum. NOTICE: Under no circumstances will the interest rate on this loan be more than the maximum rate allowed by applicable law.
PREPAYMENT; MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Agreement, Borrower understands that Lender is entitled to a minimum interest charge of $100.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Agreement, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Citizens NationalBank,Main Office, 127 S Side Square, P.O. Box 1279, Macomb, IL 61455.
LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment or $25.00, whichever is less.
INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the interest rate on this loan shall be increased to 15.000% per annum. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.
DEFAULT.  Each of the following shall  constitute an Event of Default under this
Agreement:
Payment Default. Borrower fails to make any payment when due under the Indebtedness.
Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower. False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter. Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of

Loan No: 400949881

Page 2


the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute. Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the Indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default. Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower. Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Insecurity. Lender in good faith believes itself insecure.
LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Agreement and all accrued unpaid interest immediately due, and then Borrower will pay that amount.
ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Agreement if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.
JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.
GOVERNING LAW. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Illinois without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of Illinois.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of McDonough County, State of Illinois. RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the debt against any and all such accounts.

COLLATERAL. Collateral securing other loans with Lender may also secure this loan. To the extent collateral previously has been given to Lender by any person which may secure this Indebtedness, whether directly or indirectly, it is specifically agreed that, to the extent prohibited by law, all such collateral consisting of household goods will not secure this Indebtedness. In addition, if any collateral requires the giving of a right of rescission under Truth in Lending for this Indebtedness, such collateral also will not secure this Indebtedness unless and until all required notices of that right have been given.
LINE OF CREDIT. This Agreement evidences a revolving line of credit. Advances under this Agreement may be requested only in writing by Borrower or as provided in this paragraph. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following persons currently are authorized, except as provided in this paragraph, to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender's address shown above, written notice of revocation of their authority: DAVID DERRICK, Chief Executive Officer of REMOTEMDX, INC.; CHAD OLSEN, Controller of REMOTEMDX, INC.; MICHAEL ACTON, Chief Financial Officer of REMOTEMDX, INC.; and JAMES DALTON, President of
REMOTEMDX, INC. Draws to be taken on approved invoices presented to Citizens National Bank from the following companies: CP Baker Securities, Inc, RemoteMDx, Inc., Dynamic Source Manufacturing and Advanta Design Group, Inc. Lender may advance funds under this note to (i) pay itself interest. (ii) make deposits into the Account (as defined below) if it contains less than the required compensating balance, and (iii) to pay itself fees and other amounts that may be owed to it. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Agreement at any time may be evidenced by endorsements on this Agreement or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Agreement if: (A) Borrower or any guarantor is in default under the terms of this Agreement or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Agreement; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Agreement or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Agreement for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure.
CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.
LETTER OF CREDIT. In addition to the other collateral for this Note, Borrower acknowledges and agrees that this Note is secured by a Letter of Credit issued to Lender on its behalf by United States Trust Company, N.A. dated June 26, 2006. The Change in Terms Agreement is additionally secured by a Letter of Credit issued to Lender on its behalf by Union Bank of California, N.A. dated August 8, 2006, and Letter of Credit issued to Lender on its behalf by First Republic Bank dated August 9, 2006. Lender shall return the letter(s) of credit securing the loan after the applicable preference period following the occurence of both of the following (i) payment in full of all amounts payable to Lender under the Note and related documents and (ii) Borrower's acknowledgment that Lender has no further obligation to loan amounts to Borrower pursuant to such documents.

loan No: 400949881

                      CHANGE IN TERMS AGREEMENT {Continued}

Page 3


ADDITIONAL REQUIREMENTS. Lender will require borrower to open their operating deposit account and research and development account at lenders institution. Lender will require quarterly profit and loss statements, business balance sheet and annual tax returns from borrower. Lender will require an amount equal to 5% of the line of credit as compensating balance in the operating account. Lock
Box: Lender will provide a PO Box specifically for borrower lock box purposes. Lender will provide daily emails including scanned images of all checks being deposited. In addition to and not in limitation of other rights of Lender to payment, twenty-five (25) percent of all deposits received into the Account (as defined in the Assignment of Deposit Account described above) will be applied to the operating line of credit and seventy-five (75) percent will remain in the borrowers operating deposit account.
SUCCESSORS AND ASSIGNS. Subject to any limitations stated in this Agreement on transfer of Borrower's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Borrower, Lender, without notice to Borrower, may deal with Borrower's successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Borrower from the obligations of this Agreement or liability under the Indebtedness.
MISCELLANEOUS PROVISIONS. If any part of this Agreement cannot be enforced, this fact will not affect the rest of the Agreement. Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend
(repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Agreement are joint and several.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

REMOTEMDX, INC.

By: COpy
--------
DAVID DERRICK, Chief REMOTEMDX, INC.

Executive

Officer

of

LASER PRO L"d'og.  V".  5.32.10.003  Cop,. """od F'o'od,'  SO'""oo,.  '00. 1997.
2006. All Righ" R.,.,..d. - IL G"eFIILPLlD2De.Fe 7R-2625 PR-29